SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2001

RADIANT ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Canada	000-29663	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
40 Centre Drive, Orchard Park, NY	14127
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code      (716) 662-0022

Not Applicable
(Former name or former address, if changed since last report)

Item 5.        Other Matters

        (a)On February 22, 2001, the Registrant issued the press release that is attached hereto as Exhibit 99, and which is incorporated herein by reference.

        Exhibits.

        99    -    Press Release, dated February 22, 2001, issued by Radiant Energy Corporation.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIANT ENERGY CORPORATION (Registrant)

Date: February 22, 2001	By: /s/ Colin V.F. Digout Name:Colin V.F. Digout Title: V.P. Finance